SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2000

                       GE CAPITAL MORTGAGE SERVICES, INC.
                       ----------------------------------
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

                New Jersey           33-5042           21-0627285
                ----------           -------           ----------
             (State or Other       (Commission      (I.R.S. Employer
             Jurisdiction of      File Number)      Identification No.)
              Incorporation)

             Three Executive Campus
             Cherry Hill, New Jersey                        08002
             -----------------------                        -----
             (Address of Principal                        (Zip Code)
             Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

1. On July 25, 2000 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.


Series                                Distribution on Series

Series  2000-01                            $3,989,547.18
                                           -------------
Series  2000-02                            $1,383,194.70
                                           -------------
Series  2000-03                            $2,490,797.32
                                           -------------
Series  2000-04                            $9,877,196.40
                                           -------------
Series  2000-05                            $1,321,506.71
                                           -------------
Series  2000-06                            $2,221,101.34
                                           -------------
Series  2000-07                            $1,676,053.83
                                           -------------
Series  2000-08                            $2,369,518.83
                                           -------------

                                          $25,328,916.31
                                          ==============

2. GECMSI is currently exploring potential options for the outsourcing or sale of its servicing and the sale of its origination operations. In the event that GECMSI sells its servicing rights with respect to the mortgage loans and the purchaser meets the criteria set forth in the respective Pooling and Servicing Agreements between GECMSI and State Street Bank and Trust Company, as Trustee, GECMSI will be released from its obligations and liabilities as Servicer under the Pooling and Servicing Agreements other than those obligations and liabilities incurred while it was acting as Servicer. Alternatively, GECMSI may enter into a sub-servicing agreement with another servicer of residential mortgage loans, pursuant to which such other entity would service for GECMSI the mortgage loans currently directly serviced by GECMSI and master service for GECMSI the mortgage loans currently covered by a Direct Master Servicing Arrangement. In such event GECMSI would remain primarily liable for the proper servicing of the mortgage loans under the Pooling and Servicing Agreements, although GECMSI would no longer have the capability to service those loans itself. As of the date of this filing, GECMSI has not entered into a binding agreement for the outsourcing or sale of its servicing or origination business.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

Series                  Exhibit No.                      Description
------                  -----------                      -----------

Series 2000-01             99.01                   Servicer's Certificate
                           99.02                   Distribution Date Statment

Series 2000-02             99.03                   Servicer's Certificate
                           99.04                   Distribution Date Statment

Series 2000-03             99.05                   Servicer's Certificate
                           99.06                   Distribution Date Statment

Series 2000-04             99.07                   Servicer's Certificate
                           99.08                   Distribution Date Statment

Series 2000-05             99.09                   Servicer's Certificate
                           99.10                   Distribution Date Statment

Series 2000-06             99.11                   Servicer's Certificate
                           99.12                   Distribution Date Statment

Series 2000-07             99.13                   Servicer's Certificate
                           99.14                   Distribution Date Statment

Series 2000-08             99.15                   Servicer's Certificate
                           99.16                   Distribution Date Statment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           GE CAPITAL MORTGAGE SERVICES, INC.

                           By:   /s/ Janet Brogden
                                 ---------------------------------
                           Name:    Janet Brogden
                           Title:   Vice President-Finance Manager

Dated as of :   July 25, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.01                      Series 2000-01 Servicer's Certificate

99.02                      Series 2000-01 Distribution Date Statement

99.03                      Series 2000-02 Servicer's Certificate

99.04                      Series 2000-02 Distribution Date Statement

99.05                      Series 2000-03 Servicer's Certificate

99.06                      Series 2000-03 Distribution Date Statement

99.07                      Series 2000-04 Servicer's Certificate

99.08                      Series 2000-04 Distribution Date Statement

99.09                      Series 2000-05 Servicer's Certificate

99.10                      Series 2000-05 Distribution Date Statement

99.11                      Series 2000-06 Servicer's Certificate

99.12                      Series 2000-06 Distribution Date Statement

99.13                      Series 2000-07 Servicer's Certificate

99.14                      Series 2000-07 Distribution Date Statement

99.15                      Series 2000-08 Servicer's Certificate

99.16                      Series 2000-08 Distribution Date Statement